SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2003

ALLERGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)

2525 Dupont Drive Irvine, California (Address of principal executive offices)		92612 (Zip Code)

(714) 246-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

99.1: Allergan, Inc. press release dated July 23, 2003

ITEM 9. REGULATION FD DISCLOSURE (FURNISHED UNDER ITEM 12)

     Allergan, Inc. (“Allergan”) is furnishing the information in this section under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition” of this Current Report in accordance with SEC Release No. 33-8216.

     On July 23, 2003, Allergan issued a press release announcing its operating results for the second quarter ended June 27, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated to this Item 9 by reference.

     In its press release the Company included historical non-GAAP financial measures with respect to the three and six month periods ended June 27, 2003 and the corresponding periods for 2002, as defined in Regulation G promulgated by the Securities and Exchange Commission. Allergan believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

     In the press release, Allergan reported the non-GAAP financial measure “adjusted diluted earnings.” Allergan uses adjusted diluted earnings to enhance the investor’s overall understanding of the financial performance and prospects for the future of Allergan’s core business activities. Specifically, Allergan believes that a report of adjusted diluted earnings provides consistency in its financial reporting and facilitates the comparison of results of core business operations between its current, past and future periods. Adjusted diluted earnings is one of the primary indicators management uses for planning and forecasting in future periods. Allergan also uses adjusted diluted earnings for evaluating management performance for compensation purposes.

     In the press release, Allergan also reported sales performance using the non-GAAP financial measure of constant currency sales. Constant currency sales represent current period reported sales adjusted for the translation effect of changes in average foreign exchange rates between the current period and the corresponding period in the prior year. Allergan calculates the currency effect by comparing adjusted current period reported amounts, calculated using the monthly average foreign exchange rates for the corresponding period in the prior year, to the actual current period reported amounts. Management refers to growth rates at constant currency so that sales results can be viewed without the impact of changing foreign currency exchange rates, thereby facilitating period-to-period comparisons of Allergan’s sales. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates will be higher or lower, respectively, than growth reported at actual exchange rates.

     Allergan is also holding a webcast and investor conference beginning at 8:00 a.m. Pacific Time on July 23, 2003, to disclose its financial results for the second quarter ended June 27, 2003. The webcast can be accessed live through the Allergan website, www.allergan.com. Replays of the webcast will also be available from July 23, 2003 at 11:00 a.m. Pacific Time until July 25, 2003 at 5:00 p.m. Pacific Time, and can be accessed through www.allergan.com or by calling 1-800-925-4387 for domestic locations, or 1-402-220-4177 for international locations. A passcode will not be required.

     The information in this report (including exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or the Securities and Exchange Commission’s rules and regulations, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: July 23, 2003	By:	/s/ Douglas S. Ingram

	Name: Title:	Douglas S. Ingram Corporate Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit

99.1	Allergan, Inc. press release dated July 23, 2003

5